Please see corresponding attached PDF.
     INVESTOR MEETING 2014        SANTA CLARA NOVEMBER 20

 Stacy Smith  Executive Vice PresidentChief Financial Officer

 Industry Definitions  MOORE'S LAW: The observation that, over the history of computing hardware, the number of transistors in a dense integrated circuit doubles approximately every two years.  METCALFE'S LAW: States that the value of a telecommunications network is proportional to the square of the number of connected users of the system (n2).   SIMPSON'S PARADOX: A paradox in probability and statistics, in which a trend that appears in different groups of data disappears when these groups are combined.   STACY’S SHROUD:  The art of using poetry to hide deep insight in plain sight.  A more creative form than the Greenspan Garble.  JEVON’S PARADOX: The proposition that as technology progresses, the increase in efficiency with which a resource is used tends to increase (rather than decrease) the rate of consumption of that resource.

   2014 Investor MeetingHaiku  Cloud forms, data shinesTransistor density sproutsClient growth blossoms

   2014 Investor MeetingHaiku  Big Drones, cool robotsIntelligence on the edgeBK Spawns Skynet

 Key Messages  Return to growth in 2014  IP and Manufacturing leadership are increasingly valuable advantages  Exquisitely positioned to benefit from cloud and big data  We are investing in our business and returning cash to shareholders

 2014 Outlook: Financial Growth  Full Year Revenue at $55.8B  Up 6% from 2013  Full Year Gross Margin at 63%   Up ~3 pts from 2013  YTD Operating Profit at $10.9B  Up 25% from 2013  YTD EPS at $1.58  Up 15% from 2013      *The 2014 forecast  is based on Q1-Q3’14 actuals plus the midpoint of  the Q4’14 forecast.Forecast range is based on current expectations and is subject to change without noticeSource: Intel

 Intel Revenue  $B  *The 2014 forecast  is based on Q1-Q3’14 actuals plus the midpoint of  the Q4’14 forecast.Forecast range is based on current expectations and is subject to change without noticeSource: Intel

 Our Competitive Advantage 1: IP  Key Segments of Our Business   Our Competitive Advantage 2: Manufacturing  Cash and Shareholder Return

   R&D Scale  Source: CapitalIQ   R&D Spending relative to the semiconductor industry Five year history (FY2009 – FY2013)  Intel investing at 2.5x to 10x the industry players  B  2013  2012  2011  2010  2009

 Number of suppliers declining across key IP blocks    WWAN  Key suppliers with complete modem stack (2G, 3G, and 4G)  18  7      Complete modem stack    Exited or exit announced    Graphics  16  7  Key suppliers ofgraphics units    LP only      Both    Wireless connectivity  25  16  Key suppliers of WiFi, BT and GPS Si    Exited or exit announced      Partialcomponents only    Full connectivity suite   TI  Freescale  Icera  NEC  Intel Xscale  STMicro  Ericsson  NXP  Si Labs  MediaTek  Analog Devices  Motorola  LSI  Infineon  Nokia  Renesas  Broadcom  Qualcomm  Qualcomm  HiSilicon  Intel  Mediatek  Marvell  Samsung  XGI  Matrox  SiS  VIA  3Dlabs  DMP  Fujitsu  Takumi  Broadcom  Vivante  Falanx  Imagination  BitBoys  ATI  Nvidia  Intel  AMD  Nvidia  Intel  Qualcomm  Imagination  ARM  Vivante  Seiko Epson  GloNav  U-Nav  Global Locate  CPS  NordNav  SiRF  Renesas  Mitsumi  Murata  Toshiba  RF Micro Devices  NXP  Infineon  CSR  Qualcomm  RealTek  Railink  Atheros  Airgo  Intel  Marvell  Broadcom  TI  STMicro  STMicro  Broadcom  Qualcomm  MediaTek  Marvell  Intel  Spreadtrum/RDA  Realtek  Toshiba  Samsung  Murata  Mitsumi  Renesas  Seiko Epson  CSR  TI  6_84 16_84 18_84 13_84  Broadcom  Note: Excludes vendors with low volumes and WWAN excludes LTE vendors with LTE data stack only (e.g., ‘WWAN’ excludes Spreadtrum, Nvidia, GCT, Altair and Sequans; ‘Graphics’ excludes VIA, Takumi, DMP and Broadcom)Source: Company websites, press releases, literature search, and analyst reports

 Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  DRAM  PCH1  EC2  USB  Display  Audio  GenXGPU  EmbeddedDRAM  WiFi      Intel inte-grated GPU  IA CPU (Core)  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  Co-packaged  DRAM  PCH1  EC2  USB  Display  Audio  WiFi  PC – Haswell GT3e  Cross-platform IP sharing and innovation  135_84 65_84 4_84 27_84 28_84 161_84 167_84 2_84 26_84 23_84 29_84      Segment Specific IP    PC IPReuse    Server - Intel® Xeon® E5-2600 V3   DRAM  PCH  EC  USB  Display  Audio  IA CPU (Core)  Cache(SRAM)  IA CPU (Core)  IA CPU (Core)  Cache(SRAM)  IA CPU (Core)  UnicoreI/O  Memory Controller  ECC3  QPI4  QPI4  40GEthernet  PCIE    I/O  Intel integrated GPU  Memory Controller  IA CPU (Atom)5 incl.Cache  I/O  I/O  USB  Security  Display  Audio  Camera  DRAM  WiFi  BT  WWAN  Mobile – Bay Trail SoC  WiFi  BT  WWAN  BT  WWAN    Mobile IPReuse  EmbeddedDRAM  PCIE  IA CPU (Core)  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  DRAM  PCH1  EC2  USB  Display  Audio  EmbeddedDRAM  Intel inte-grated GPU  IA CPU (Core)  Cache (SRAM)  SA, I/O,Etc.  DRAM  WiFi  IA CPU (Core)  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  DRAM  PCH1  EC2  USB  Display  Audio  PCIE  EmbeddedDRAM  Intel inte-grated GPU  WiFi  BT  WWAN  PCIE  Security  Security  Security  Security  Note: 1PCH – Platform Controller Hub; 2EC – Ethernet Controller; 3ECC – Error Correcting Code memory; 4QPI – QuickPath Interconnect; 5Baytrail SoC sharing Core IP with Avoton microserverSource: Intel

 Shared costs are alarge portion of Intel R&D   Note: Shared platforms include PC, Server and Mobile    GenXGPU  Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  EmbeddedDRAM  Co-packaged  DRAM  PCH  EC  USB  Clock  Display  Audio  WiFi    Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  EmbeddedDRAM  Co-packaged  DRAM  PCH  EC  USB  Clock  Display  Audio  WiFi  GenXGPU    GenXGPU  Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  EmbeddedDRAM  Co-packaged  DRAM  PCH  EC  USB  Clock  Display  Audio  WiFi  Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  EmbeddedDRAM  DRAM  USB  Clock  Display  Audio  WiFi  GenXGPU  Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  DRAM  PCH  EC  USB  Clock  Display  Audio  Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  DRAM  PCH  EC  USB  Clock  Display  Audio  ~$11B  Intel R&D (2014)  Shared Platform Investments: Connectivity, WWAN, Graphics IP, etc.  Foundational Investments:Process Development,CPU & Core Design,SOC Integration, Validation & Testing  MCG  IoT  Other  PCCG / DCG

 Our Competitive Advantage 1: IP  Key Segments of Our Business   Our Competitive Advantage 2: Manufacturing  Cash and Shareholder Return

 Data Center Group2013 vs. 2014 Forecast  *Forecast is based on current expectations and is subject to change without noticeSource: Intel   ~$14.1B of Revenue:Up ~16% YoY~$7.0B Operating margin:Up ~26% YoY ~50% of revenue  2014 PERFORMANCE  $Billion

             Enterprise  Enterprise  Cloud SP  Cloud SP  Telco SP  Telco SP  TechCompute  TechCompute  >20%Growth YoY in non-enterprise market segment  Cloud + Big Data=BIG DEAL      *Forecast is based on current expectations and is subject to change without noticeSource: Intel

 YoY Revenue growth >15% in 2015Operating Profit to grow faster than revenue  Data Center Expectations    *Forecast is based on current expectations and is subject to change without noticeSource: Intel

 PC Client Group & Mobile and Communications Group2013 vs. 2014 Forecast  $B  MCG Financials  2013  2014F  2013  2014F  $B  *Forecast is based on current expectations and is subject to change without noticeSource: Intel

 PC Unit Trend: SOM  *Platform includes both CPU and chipset and excludes netbookForecast is based on current expectations and is subject to change without noticeSource: Intel  PC Annual Unit SOM (excluding netbooks)  Mu  Units are growing. PC up ~9%  F  YoY Growth

 *Platform includes both CPU and chipset and excludes netbookForecast is based on current expectations and is subject to change without noticeSource: Intel  PC Platform* ASP    $  0

 *Platform includes both CPU and chipset and excludes netbookForecast is based on current expectations and is subject to change without noticeSource: Intel  PC Platform* Cost    $  0

 *Platform includes both CPU and chipset and excludes netbookForecast is based on current expectations and is subject to change without noticeSource: Intel  PC Platform* ASP and Cost    $  0

 Segmented Costs to Compete Across SegmentsPlatform Costs*  Performance  Mainstream  Value  Forecast  Old  Old  Old  Forecast  Forecast  *Platform includes both CPU and Chipset componentsForecast is based on current expectations and is subject to change without noticeSource: Intel

 Segmented Costs to Compete Across SegmentsPlatform Costs*  Performance  Mainstream  Value  *Platform includes both CPU and Chipset componentsForecast is based on current expectations and is subject to change without noticeSource: Intel  Old  Old  Old  New  New  New  Forecast  Forecast  Forecast

 Segmented Costs to Compete Across SegmentsPlatform Costs*  Performance  Mainstream  Value  Old  Old  Old  New  New  New  Forecast  Forecast  Forecast  *Platform includes both CPU and Chipset componentsForecast is based on current expectations and is subject to change without noticeSource: Intel

 2015 14nm Ramp: Broadwell Cost Curve  Broadwell  Broadwell  Forecast is based on current expectations and is subject to change without notice. Source: Intel

 14nm vs. 22nm Cost Curve Comparison  Ivy Bridge  Haswell  Q2 ‘12  Q3 ‘12  Q4 ‘12  Q1 ‘13  Q3 ‘13  Q4 ‘13  Q1 ‘14  Q2 ‘14  Unit Cost Curve by Products  Broadwell  Haswell  Ivy Bridge  Broadwell  Forecast is based on current expectations and is subject to change without notice. Source: Intel  Timing adjusted for volume ramp + 1 quarter. Volume ramp defined as the first quarter shipments exceed 1Mu

       PC Segmentation  *Platform includes both CPU and chipset. Forecast is based on current expectations and is subject to change without noticeSource: Intel    YoY Growth 14%  YoY Growth 5%  Mu  Core Mix Ramp over 2014F

 Extending the Cost Curve in ClientLowest PC Client Platform Cost  ~40%  ~30%  Bay TrailCeleron  Bay TrailCeleron  Forecast  0  $  Forecast  *Platform includes both CPU and chipset .Forecast is based on current expectations and is subject to change without noticeSource: Intel

 Multi-Comms  *Forecast is based on current expectations and is subject to change without noticeSource: Intel  Revenue $M  Forecast    CUSTOMERS  Forecast  Other names and brands may be claimed as the property of others.

 PC and Tablet Unit Trend: SOM  *Platform includes both CPU and chipset and excludes netbookForecast is based on current expectations and is subject to change without noticeSource: Intel  Annual Unit SOM (excluding netbooks)  Mu

 PC and Tablet Unit Trend: SOM YoY Growth  *Platform includes both CPU and chipset and excludes netbookForecast is based on current expectations and is subject to change without noticeSource: Intel  Annual Unit SOM (excluding netbooks)  Mu  20%  10%  0%  -5%  YoY Growth

 PC and Tablet Unit Trend: MSS  *Platform includes both CPU and chipset and excludes netbookForecast is based on current expectations and is subject to change without noticeSource: Intel  Annual Unit MSS (excluding netbooks)

 2014 Tablet Progress  *Forecast is based on current expectations and is subject to change without noticeSource: Intel Internal RoadmapCost is defined as full kit cost      Entry  Performance    Cost: ~40% of Bay Trail BOM Delta: >$15  BOM Delta: >$15  Bay Trail  Clover Trail +  Bay Trail Entry  Cost: ~90% of Bay TrailBOM Delta: ~$8  On track to ship 40M Designs – across Android, Windows and ChromeEnabled the ChinaTech ecosystem

   2015  BOM Delta: >$15  Bay Trail  SoFIA 3G  Cost: ~40% of Bay Trail BOM Delta: ~$0  SoFIA LTE  Cost: ~25% of Bay Trail BOM Delta: ~$0  2014  2015 Introducing New Products for Value and Entry  *Forecast is based on current expectations and is subject to change without noticeSource: Intel Internal RoadmapCost is defined as full kit cost

 ~$11B  Intel R&D (2014)  Shared Platform Investments: Connectivity, WWAN, Graphics IP, etc.  Foundational Investments:Process Development,CPU & Core Design,SOC Integration, Validation & Testing  MCG  IoT  Other  PCCG / DCG  MCG R&D Breakout Unique vs. Shared Investment    MCG R&D Spending    Phone Spend  Tablet Spend  Shared Investment and Foundational Investments  *The 2014 forecast  is based on Q1-Q3’14 actuals plus the midpoint of  the Q4’14 forecast.Forecast range is based on current expectations and is subject to change without noticeSource: Intel

     PCCG & MCG 2015 Expectations  ~ Flat Units and Revenue slightly downCOGS higher: 10nm start-up costs and elevated Broadwell costs in 1H ’15, better in 2H ‘15  Ramping LTE SoFIA in value and entryOperating margin improvement ~$800M      *Forecast is based on current expectations and is subject to change without noticeSource: Intel Internal Roadmap

 Internet of Things Group2013 vs. 2014 Forecast  *Forecast is based on current expectations and is subject to change without noticeSource: Intel   ~$2.1B of Revenue:Up ~18% YoY~$0.6B Operating margin: ~26% of rev  2014 PERFORMANCE  $2B  $0

 Design win momentum continues across all segments2015: Expect uptick in growth   2014 PERFORMANCE  Internet of Things Group  *Forecast is based on current expectations and is subject to change without noticeSource: Intel                          $2B  $0

 Software & Services operating segment2013 vs. 2014 Forecast  *Forecast is based on current expectations and is subject to change without noticeSource: Intel   ~$2.3B of Revenue:Up ~3% YoY~$0.1B Operating margin: ~5% of rev  2014 PERFORMANCE  $2B  $0

 Non-Volatile Memory Solutions Group  $0  *Forecast is based on current expectations and is subject to change without noticeSource: Intel  $2B  $0

 Our Competitive Advantage 1: IP  Key Segments of Our Business   Our Competitive Advantage 2: Manufacturing  Cash and Shareholder Return

             Cost Reduction On Track  *Forecast is based on current expectations and is subject to change without noticeSource: Intel  X    mm2/transistor  Normalized Area/Transistor Growth (mm2/transistor)  65 nm  45 nm  32 nm  22 nm  14 nm  10 nm*  90 nm  0.13 um  =    $/transistor  Normalized Cost per Transistor ($/transistor)  65 nm  45 nm  32 nm  22 nm  14 nm  10 nm*  90 nm  0.13 um     $/mm2  Normalized Capital Growth ($/mm2)  65 nm  45 nm  32 nm  22 nm  14 nm  10 nm*  90 nm  0.13 um   7 nm*

 Capex by Peak Wafer Start By Generation  $  0  *Forecast is based on current expectations and is subject to change without noticeSource: Intel  Forecast  Ku  0  Capex / Peak wafer starts per week   Peak wafer starts per week

 Weighted Average Die SizePlatform*  mm2  Forecast is based on current expectations and is subject to change without noticeSources: Intel*Platform includes CPU and chipset  Forecast  Forecast

     The Broadwell Advantage  SUB 5 WATT enables fanless designsUp to 40% higher 3Dgraphics performance1    BROADWELL 2 X 2 (14nm)  HASWELL 2 X 2 (22nm)  37% Smaller  14nm Delivers Cost AND Performance Benefits:  960MTransistors  1.3BTransistors  1 Intel® Core™ M-5Y70 processor compared to Intel® Core™ i5-4302Y processor

 Capacity & Loadings  F  *Forecast is based on current expectations and is subject to change without noticeSource: Intel

 So hold on there Tex ……Can you tell me again why it takes $11B of Capex to run your business?

 2014 Capex Breakout  Capacity  Development  Non-Manufacturing  450mm  ~$7.3B    *The 2014 forecast  is based on Q1-Q3’14 actuals plus the midpoint of  the Q4’14 forecast.Forecast range is based on current expectations and is subject to change without noticeSource: Intel

 Capital Trends: 2011 – 2014F  $11B  2011  2012  2013  2014  Forecast  *The 2014 forecast  is based on Q1-Q3’14 actuals plus the midpoint of  the Q4’14 forecast.Forecast range is based on current expectations and is subject to change without noticeSource: Intel

 Capital Trends: 2011 – 2015F  $11B  2011  2012  2013  2014  Forecast  2015Capital Spending Range$10.5B(+/- $500M)  *The 2014 forecast  is based on Q1-Q3’14 actuals plus the midpoint of  the Q4’14 forecast.Forecast range is based on current expectations and is subject to change without noticeSource: Intel

 So hold on there Tex (part 2)…Even at $7B - $8B of CapEx, won’t the increase in depreciation lower your Gross Margins?

 Depreciation Trends        COS Depreciation as a % of Revenue      COS Depreciation as a % of Total Cost of Sales  %  Sources: IntelForecast is based on current expectations and is subject to change without notice  %  Forecast  Forecast

 Napkin Math    For illustrative purposes only, not a forecast.

 Gross Margins  *The 2014 forecast is based on Q1-Q3’14 actuals plus the midpoint of the Q4’14 forecast.Forecast range is based on current expectations and is subject to change without noticeSource: Intel  Forecast    2015Forecast Range60%- 64%

   Number of players with a leading edge fab  25  TSMC  Intel  Samsung  AMD  IBM  ST-M  UMC  Panasonic  Fujitsu  Renesas  SMIC  Freescale  Infineon  Sony  Cypress  Sharp  ADI  Atmel  Hitachi  ON  Rohm  Sanyo  Mitsubishi  18  13  13  8  5  TSMC  Intel  Samsung  AMD  IBM  ST-M  UMC  Panasonic  Fujitsu  Renesas  SMIC  Freescale  Infineon  Sony  Cypress  Sharp  TSMC  Intel  Samsung  GF  IBM  ST-M  UMC  Panasonic  Fujitsu  Renesas  SMIC  TSMC  Intel  Samsung  GF  IBM  ST-M  UMC  Panasonic  TSMC  Intel  Samsung  GF  IBM  (130nm)  (90nm)  (65nm)  (45/40nm)  (32/28nm)  (22/20nm)  Si technology is becoming rare  Note: IBM Fabs are currently getting acquired by Global FoundriesSource: Analyst reports; company information  TI  Toshiba  TI  Toshiba  TI  Toshiba  TSMC  Intel  Samsung  GF  IBM  ST-M  UMC  Panasonic  Fujitsu  Renesas  SMIC  TI  Toshiba      TSMC  Intel  Samsung  GF  (16/14nm)  4

 Our Competitive Advantage 1: IP  Key Segments of Our Business   Our Competitive Advantage 2: Manufacturing  Cash and Shareholder Return

 Strong Cash Generation  $B  *Forecast is based on current expectations and is subject to change without noticeSource: Intel  Cash from Operations  $B  Free Cash Flow

  First: Invest in our business   Third: Share Repurchases  Investing and Returning Cash to Shareholders   Second: Dividend

 Investing and Returning Cash to Shareholders  $B  Dividend and Share Repurchases$98B since 2004  R & D andCapital Expenditure$153B since 2004  Dividend  ShareRepurchase  CapitalExpenditure  R & D  Source: Intel

 Announcing Dividend Increase Starting in Q1 ‘15  Dividend/Share    Dividend / Share Increase$0.06  2015  Forecast  *Forecast is based on current expectations and is subject to change without noticeSource: Intel  $0.96  $0.90

   Buyback History (Q1 ‘04 to Q3 ‘14)  Buyback program in place since 1990Returned ~$98B cash and repurchased 4.6B shares from inceptionLast 5 years returned $29B in cash and repurchased 1.2B shares  Billion Shares  Dilutive Shares  Source: Intel

 Revenue Growth in the Mid Single Digits  Gross Margin at 62% (+/- 2 points)  Spending at $20B (+/- $400M)Spending as a Percent of Revenue Down  Capital Spending at $10.5B (+/- $500M)  Putting It All Together2015 Full Year Outlook  *Forecast is based on current expectations and is subject to change without noticeSource: Intel

 Key Messages  Return to growth in 2014  IP and Manufacturing leadership are increasingly valuable advantages  Exquisitely positioned to benefit from cloud and big data  We are investing in our business and returning cash to shareholders

 Q&A

 Legal Disclaimers  Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary.  You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products.  All dates, forecasts and products specified in this presentation are subject to change without notice.  This presentation will not be updated to reflect any such changes. Copyright 2014 Intel Corporation. *Other names and brands may be claimed as the property of others.

 Risk Factors  The statements in the presentations and other commentary that refer to plans and expectations for the fourth quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should” and their variations identify forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be important factors that could cause actual results to differ materially from the company’s expectations.  Demand for Intel’s products is highly variable and could differ from Intel’s expectations due to factors including changes in the business and economic conditions; consumer confidence or income levels; customer acceptance of Intel’s and competitors’ products;  competitive and pricing pressures, including actions taken by competitors; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers.Intel’s gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; and product manufacturing quality/yields.  Variations in gross margin may also be caused by the timing of Intel product introductions and related expenses, including marketing expenses, and Intel’s ability to respond quickly to technological developments and to introduce new features into existing products, which may result in restructuring and asset impairment charges. Intel operates in highly competitive industries and its operations have high costs that are either fixed or difficult to reduce in the short term.  The declaration and rate of dividend payments and the amount and timing of Intel’s stock buyback program are at the discretion of Intel’s board of directors, and plans for future dividends and stock buy backs and could be affected by changes in Intel’s priorities for the use of cash, such as operational spending, capital spending, acquisitions, and because of changes to Intel’s cash flows and changes in tax laws.Intel’s expected  tax rate is based on current tax law and current expected income and may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various authorities, including payment of interest and penalties; and the ability to realize deferred tax assets.  Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates.  Intel’s results could be affected by the timing of closing of acquisitions, divestitures and other significant transactions.Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property.A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent Form 10-Q, Form 10-K and earnings release.